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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 14, 2001
                                                        -----------------

                          GIGA INFORMATION GROUP, INC.
                          ----------------------------
              EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER




   Delaware                  File No. 0-21529               06-1422860
   --------                  ----------------               ----------
(State or other                (Commission               (I.R.S Employer
jurisdiction or                    File                   Identification
organization)                     Number)                 Number)


         139 Main Street
         Cambridge, MA                02142
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(Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code:  (617) 949-4900
                                                     --------------







          (former name or former address, if changed since last report)

Item 5.  Other Events
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         1.       On February 14, 2001, Giga Information Group, Inc. (the
                  "Company") announced its results of operations for the quarter ended December 31, 2000 and the year ended December 31, 2000. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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                  (a)      Financial Statements of business acquired:

                           Not applicable.

                  (b)      Pro Forma financial information:

                           Not applicable.

                  (c)      Exhibit:

                           (99) Press Release, dated February 14, 2001





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

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GIGA INFORMATION GROUP, INC.



                                            By:  /s/ Daniel M. Clarke
                                               -------------------------------
                                                     Daniel M. Clarke
                                                     Senior Vice President and
                                                     Chief Financial Officer

Date: February 15, 2001










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

                          GIGA INFORMATION GROUP, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                            Description
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   (99)             Press Release, dated February 14, 2001













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